As filed with the Securities and Exchange Commission on January 7, 2005

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-21334

                 NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                 ---------------------------------------------

             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                          605 Third Avenue, 2nd Floor
                         New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                   Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                 Neuberger Berman Income Opportunity Fund Inc.
                          605 Third Avenue, 2nd Floor
                         New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, N.W. 2nd Floor
                           Washington, DC 20036-1800
                  (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2004

NEUBERGER BERMAN
INCOME OPPORTUNITY FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                                              1

PORTFOLIO COMMENTARY/
PERFORMANCE HIGHLIGHTS                                                         2

SCHEDULE OF INVESTMENTS/
TOP TEN EQUITY HOLDINGS                                                        6

FINANCIAL STATEMENTS                                                          14

FINANCIAL HIGHLIGHTS/PER SHARE DATA                                           25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                                        27

DIVIDEND REINVESTMENT PLAN                                                    28

DIRECTORY                                                                     30

DIRECTORS AND OFFICERS                                                        31

PROXY VOTING POLICIES AND PROCEDURES                                          38

CHAIRMAN'S LETTER

DEAR SHAREHOLDER,

I am pleased to present to you this annual report for the Neuberger Berman Income Opportunity Fund Inc., for the period ending October 31, 2004. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund's investment objective is to provide high current income through a diversified portfolio of both real estate securities and high-yield bonds.

Portfolio Co-Manager Steven Brown manages the real estate portion of the Fund. His investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks out real estate securities that are attractively priced relative to their historical growth rates and the valuation of other property sectors.

Portfolio Co-Manager Wayne Plewniak manages the high-yield bond portion of the Fund. His investment approach focuses on generating income and managing risk. He seeks to avoid the default and volatility risk associated with high-yield bonds by applying rigorous credit analysis to higher quality issues, and by emphasizing the intermediate range of the yield curve.

We believe that our conservative investing philosophy and disciplined investment process will benefit shareholders by providing attractive current income over the long term.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to keep earning it.

Sincerely,

/s/ Peter Sundman

PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C)2004 Neuberger Berman Management Inc. All rights reserved.

INCOME OPPORTUNITY FUND INC. PORTFOLIO COMMENTARY

     For the one-year period ending October 31, 2004, on a Net Asset Value (NAV) basis, the Neuberger Berman Income Opportunity Fund Inc. (AMEX:NOX) provided a 23.67% return.

     Although the Fund has only been open since June 2003, we are pleased with its performance thus far. The Fund pursues a primary objective of high current income by investing a portion of its assets in intermediate-term, high-yield corporate bonds with maturities of ten years or less at the time of initial investment and another portion in real estate investment trust
     (REIT) securities, including REIT common stocks and REIT preferred shares.

     At the beginning of the period, the Fund was more heavily weighted toward REIT securities, due to a strong REIT market in 2003. The Asset Allocation Committee, which consists of Neuberger Berman Management Inc.'s Chief Investment Officer and the Fund's portfolio managers, capitalized on this strength during the period, shifting the portfolio's allocation to a more even mix of REIT securities and high-yield bonds. As of October 31, 2004, the Fund held 38.8% of its investments in REIT common stocks, 13.2% in REIT preferred stocks, 45.8% in bonds, and 2.2% in cash.

     REAL ESTATE INVESTMENT TRUST HOLDINGS

     Over the past 12 months, the REIT market overall was very strong, primarily due to improving economic conditions, a benign interest rate environment, and stronger real estate fundamentals. As the economy gained traction, demand and occupancy levels for commercial real estate also improved. In addition, investors continued to emphasize companies with visible earnings, which benefited the REIT market.

     Within the REIT industry, regional malls, shopping centers, and industrial properties did particularly well. Retailers also performed well, as they continued to expand, causing occupancy and rent levels to increase. Healthy consumer spending also contributed to retailers' strong performance. Industrial REITs generated good returns primarily due to core improvements in parts of the U.S. economy. Within the portfolio, retail and industrial REITs contributed nicely to overall performance.

     On the other hand, REITs that own office properties performed less well. Office properties underperformed due to concerns about oversupply and modest expansion plans. Apartment sector underperformance resulted from the low interest rate environment, encouraging first time home buyers to become more active.

     As we look out to 2005, we believe we will see continued improvement in the U.S. economy and improving fundamentals for most types of real estate, albeit with expectations for higher interest rates. Our general outlook for REITs remains favorable and we believe that demand for REITs has the potential to remain robust.

     HIGH-YIELD SECURITIES HOLDINGS

     The fixed-income market generated strong returns during the period, particularly within the high-yield sector. High-yield "spreads," which represent the coupon differential between high-yield bonds and comparable five- and ten-year Treasury securities, narrowed steadily throughout the reporting period. We believe that narrowing credit spreads reflect improved economic conditions, as well as stronger corporate balance sheets and financial conditions. Over the last several years, improving cost controls have helped to drive substantial margin improvements for many companies. Issuers of high-yield debt have also taken advantage of low interest rates to refinance existing debt and generally reduce their financing costs.

     Spreads are not yet at historically "tight" levels, but considering they have narrowed substantially, we believe that it is especially important for the Fund

                                               NEUBERGER BERMAN OCTOBER 31, 2004

     to stick to its discipline of buying the higher quality securities among the high yield market. Our conservative positioning may hold back the Fund's performance when lower-quality high-yield bonds are performing well, but over time, our approach has produced a track record of steady, consistent returns.

     A variety of factors have contributed to spread tightening and credit improvement across several industries. During the period, a weakening U.S. dollar benefited the industrial sector of the high-yield market. A more cautious approach to deregulation has allowed utility companies to repair their balance sheets, which in turn has resulted in credit quality upgrades. Energy securities have benefited from a tight supply/demand dynamic based in large part on economic strength globally and political uncertainty in a variety of oil-producing regions.

     Against a backdrop of narrow credit spreads and a weak U.S. dollar, we believe that a conservative approach is the best strategy going forward. Therefore, we are maintaining a relatively short duration and maturity stance and are continuing to pare back the number of holdings in the portfolio. We also remain focused on upgrading the portfolio's credit quality.

     Our outlook for the high-yield market remains optimistic. Investors appear comforted by recent economic releases that suggest a rebound in economic activity. At the same time, inflation remains subdued, despite still-high energy prices. We believe that these factors foster expectations for a moderate and sustainable level of economic growth -- a notion underscored by the Federal Reserve Board's four interest rate increases since June, and its announced proclivity toward raising rates at a "measured" pace going forward.

     We believe that the return potential for the high-yield market should remain positive. However, returns are likely to result from income for the rest of 2004. Interest rates may have bottomed for this cycle, but the term structure of rates remains low by historic standards and investor appetite for higher-yielding products continues to be robust.

     Our investment orientation will remain toward keeping duration relatively short. This part of the yield curve still provides compelling income, but historically has minimized risks related to rising interest rates. We also intend to maintain our focus on credit selection and keep the high-yield bond portion of the portfolio well diversified across industries.

     Sincerely,

     /s/ Steven R. Brown
     /s/ Wayne C. Plewniak

                                 STEVEN R. BROWN
                                       AND
                                WAYNE C. PLEWNIAK
                              PORTFOLIO CO-MANAGERS

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

                                    INCOME OPPORTUNITY FUND
                                     AMEX TICKER SYMBOL NOX

     1 YEAR TOTAL RETURN

     NAV (1)                                          23.67%
     MARKET PRICE (2)                                 17.57%
     AVERAGE ANNUAL TOTAL RETURN (Life of Fund as of October 31, 2004)
     NAV (1)                                          21.28%
     MARKET PRICE (2)                                  8.76%
     INCEPTION DATE                              06/24/2003

     RATING DIVERSIFICATION
     (% OF HIGH-YIELD BOND RATINGS)

     AAA/Government/Government Agency                   0.0%
     AA                                                 0.0
     A                                                  0.0
     BBB                                                0.0
     BB                                                18.7
     B                                                 41.2
     CCC                                                4.3
     CC                                                 0.0
     C                                                  0.0
     D                                                  0.0
     Not Rated                                          1.0
     Short Term                                         3.6

     INDUSTRY DIVERSIFICATION
     (% OF EQUITY HOLDINGS)

     Apartments                                        12.5%
     Commercial Services                                0.4
     Community Centers                                  4.6
     Diversified                                        6.4
     Health Care                                        7.7
     Industrial                                         2.2
     Lodging                                            3.7
     Office                                            20.5
     Office-Industrial                                  6.1
     Regional Malls                                     7.5
     Self Storage                                       2.1
     Specialty                                          0.4
     Short-Term Investments                            15.2
     Liabilities, less cash, receivables and
       other assets                                  (58.10)

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

     1.   Returns based on Net Asset Value ("NAV") of the Fund.

     2.   Returns based on price of Fund shares on the American Stock Exchange.

     3. Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

SCHEDULE OF INVESTMENTS INCOME OPPORTUNITY FUND INC.

[SIDENOTE]

TOP TEN EQUITY HOLDINGS

     HOLDING                     %
 1   iStar Financial            4.4

 2   Apartment
     Investment &
     Management                 3.7

 3   Mid-America
     Apartment
     Communities                3.6

 4   Health Care REIT           3.2

 5   Glimcher
     Realty Trust               3.1

 6   Kilroy Realty              2.8

 7   Bedford Property
     Investors                  2.7

 8   Brandywine
     Realty Trust               2.5

 9   Pennsylvania
     REIT                       2.5

10   Gables
     Residential Trust          2.3

                                                      MARKET VALUE +
     NUMBER OF SHARES                                (000'S OMITTED)
     COMMON STOCKS (55.3%)

     APARTMENTS (6.9%)
       73,000 Amli Residential
                Properties Trust                          $    2,297~
       66,000 Apartment Investment &
                Management                                     2,422
       85,000 BNP Residential Properties                       1,187
      185,300 Gables Residential Trust                         6,764~
       66,500 Mid-America Apartment
                Communities                                    2,615
       74,300 Post Properties                                  2,384~
       94,500 Town & Country Trust                             2,610
                                                          ----------
                                                              20,279

     COMMUNITY CENTERS (4.3%)
      148,900 Heritage Property
                Investment Trust                               4,555
       63,100 Kramont Realty Trust                             1,190
      151,000 New Plan Excel Realty Trust                      3,950
       61,000 Tanger Factory Outlet Centers                    2,882
                                                          ----------
                                                              12,577

     DIVERSIFIED (3.1%)
      138,000 Colonial Properties Trust                        5,379~
       89,200 iStar Financial                                  3,695
                                                          ----------
                                                               9,074

     HEALTH CARE (7.0%)
       88,000 Health Care Property Investors                   2,449~
      247,802 Health Care REIT                                 8,921
       75,600 Healthcare Realty Trust                          3,050
      134,300 Nationwide Health Properties                     3,031~
      119,700 Ventas, Inc.                                     3,220
                                                          ----------
                                                              20,671

     INDUSTRIAL (2.2%)
       70,000 EastGroup Properties                             2,480
      105,100 First Industrial Realty Trust                    4,057~
                                                          ----------
                                                               6,537

     LODGING (1.2%)
        5,300 Eagle Hospitality
                Properties Trust                                  50
       82,000 Hospitality Properties Trust                     3,514~
                                                          ----------
                                                               3,564

     OFFICE (19.0%)
      164,200 Arden Realty                                     5,596
      254,900 Brandywine Realty Trust                          7,499~
      125,300 CarrAmerica Realty                               4,038~
      137,800 Equity Office Properties Trust                   3,875
       63,400 Glenborough Realty Trust                         1,331
      148,900 Highwoods Properties                        $    3,694
      270,000 HRPT Properties Trust                            3,021
      169,200 Kilroy Realty                                    6,726~
      115,000 Mack-Cali Realty                                 5,080
      256,500 Maguire Properties                               6,708~
      181,000 Prentiss Properties Trust                        6,512~
      132,200 Trizec Properties                                2,109
                                                          ----------
                                                              56,189

     OFFICE-INDUSTRIAL (5.2%)
      192,500 Bedford Property Investors                       5,535~
      120,000 Liberty Property Trust                           4,866
      169,000 Reckson Associates Realty                        5,129
                                                          ----------
                                                              15,530

     REGIONAL MALLS (4.3%)
      257,000 Glimcher Realty Trust                            6,636~
      151,000 Pennsylvania REIT                                6,123
                                                          ----------
                                                              12,759

     SELF STORAGE (2.1%)
       45,200 Extra Space Storage                                626~
        2,700 Public Storage,
                Depositary Shares                                 77
      138,500 Sovran Self Storage                              5,411
       12,000 U-Store-It Trust                                   201
                                                          ----------
                                                               6,315

     TOTAL COMMON STOCKS
     (COST $133,186)                                         163,495
                                                          ----------

     PREFERRED STOCKS (18.8%)

     APARTMENTS (5.6%)
      300,000 Apartment Investment &
                Management, Ser. R                             8,085~
       12,400 Apartment Investment &
                Management, Ser. T                               312
       10,000 Apartment Investment &
                Management, Ser. U                               247
      302,200 Mid-America Apartment
                Communities, Ser. H                            7,942
                                                          ----------
                                                              16,586

     COMMERCIAL SERVICES (0.4%)
       20,000 Anthracite Capital, Ser. C                         529
       20,000 Newcastle Investment, Ser. B                       546
                                                          ----------
                                                               1,075

     COMMUNITY CENTERS (0.3%)
       20,000 Cedar Shopping Centers, Ser. A                     528
       12,000 Developers Diversified Realty,
                Ser. I                                           310
                                                          ----------
                                                                 838

                                               NEUBERGER BERMAN OCTOBER 31, 2004

                                                      MARKET VALUE +
     NUMBER OF SHARES                                (000'S OMITTED)
     DIVERSIFIED (3.3%)
       18,400 Crescent Real Estate Equities,
                Ser. B                                    $      499
      200,000 iStar Financial, Ser. E                          5,220
      160,000 iStar Financial, Ser. F                          4,144
                                                          ----------
                                                               9,863

     HEALTH CARE (0.7%)
       25,000 Health Care REIT, Ser. D                           642
       18,200 LTC Properties, Ser. E                             686
       34,000 LTC Properties, Ser. F                             874
                                                          ----------
                                                               2,202

     LODGING (2.5%)
      182,000 Equity Inns, Ser. B                              4,863
       16,000 Host Marriott, Ser. E                              439
       77,500 LaSalle Hotel Properties,
                Ser. B                                         2,007
                                                          ----------
                                                               7,309

     OFFICE (1.5%)
       60,000 CRT Properties, Ser. A                           1,620
       43,071 Glenborough Realty Trust,
                Ser. A                                         1,077~
       60,000 Kilroy Realty, Ser. E                            1,529
        6,800 SL Green Realty, Ser. D                            175
                                                          ----------
                                                               4,401

     OFFICE-INDUSTRIAL (0.9%)
       50,000 Bedford Property Investors,
                Ser. A                                         2,519**
        8,000 PS Business Parks, Ser. K                          208
                                                          ----------
                                                               2,727

     REGIONAL MALLS (3.2%)
       60,000 Glimcher Realty Trust, Ser. F                    1,586
       38,000 Glimcher Realty Trust, Ser. G                      965~
       80,000 Mills Corp., Ser. B                              2,202
      131,400 Mills Corp., Ser. E                              3,559
       19,800 Pennsylvania REIT, Ser. A                        1,198
                                                          ----------
                                                               9,510

     SPECIALTY (0.4%)
        8,000 Capital Automotive REIT,
                Ser. B                                           209
       40,000 Entertainment Properties
                Trust, Ser. A                                  1,079
                                                          ----------
                                                               1,288

     TOTAL PREFERRED STOCKS
     (COST $53,715)                                           55,799
                                                          ----------

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING ~~              VALUE +
     (000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
     CORPORATE DEBT SECURITIES (64.9%)
     $    1,000   Abitibi-Consolidated Finance, Guaranteed Notes, 7.88%,
                  due 8/1/09                                                               Ba3     BB          $    1,065
          1,750   Aearo Co. I, Senior Subordinated Notes, 8.25%, due 4/15/12               B3      B-               1,811
          3,000   AES Corp., Senior Secured Notes, 9.00%, due 5/15/15                      B1      B+               3,495**
          2,750   Allied Waste North America, Inc., Guaranteed Senior Secured Notes,
                  Ser. B, 9.25%, due 9/1/12                                                B2      BB-              2,970
          1,500   AMC Entertainment, Inc., Senior Subordinated Notes, 8.00%,
                  due 3/1/14                                                               B3     CCC+              1,440**~
          1,500   American Achievement Corp., Senior Subordinated Notes,
                  8.25%, due 4/1/12                                                        B3      B-               1,579
          2,000   American Tower Corp., Senior Notes, 7.50%, due 5/1/12                   Caa1     CCC              2,090~
          1,000   American Tower Corp., Senior Notes, 7.13%, due 10/15/12                 Caa1     CCC              1,017**
          2,000   Arch Western Finance, Senior Notes, 6.75%, due 7/1/13                    Ba3     BB               2,125**
          1,250   Armor Holdings, Inc., Senior Subordinated Notes, 8.25%,
                  due 8/15/13                                                              B1      B+               1,375
          2,000   Aviall, Inc., Senior Notes, 7.63%, due 7/1/11                            B1      BB               2,160
          2,000   BCP Caylux Holdings, Senior Subordinated Notes, 9.63%,
                  due 6/15/14                                                              B3      B-               2,240**
          1,750   Boise Cascade LLC, Senior Subordinated Notes, 7.13%,
                  due 10/15/14                                                             B2      B+               1,827**
          2,000   Bombardier Recreational Products, Senior Subordinated Notes,
                  8.38%, due 12/15/13                                                      B3      B-               2,150**~
          1,750   Buckeye Technologies, Inc., Senior Subordinated Notes,
                  8.00%, due 10/15/10                                                     Caa1      B               1,785
          1,625   Calpine Corp., Secured Notes, 8.50%, due 7/15/10                                  B               1,194**~
          1,500   Calpine Generating Co., Floating Rate Notes, 7.76%,
                  due 4/1/10                                                               B2       B               1,433**
          2,000   Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11                  Ba3     BB-              2,280**
          2,000   Charter Communications Operating LLC, Senior Notes, 8.38%,
                  due 4/30/14                                                              B2      B-               2,017**
          1,750   Chiquita Brands International, Senior Notes, 7.50%,
                  due 11/1/14                                                              B2       B               1,794**
          1,500   Choctaw Resort Development, Senior Notes, 7.25%,
                  due 11/15/19                                                             B1      BB-              1,538**|
          1,500   CITGO Petroleum Corp., Senior Notes, 6.00%, due 10/15/11                 Ba2     BB               1,526**
          2,625   CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                        B3      B+               2,874
          1,000   Crescent Real Estate Equities, Notes, 7.50%, due 9/15/07                 B1       B               1,033
          1,500   Crown Cork & Seal Co., Guaranteed Notes, 7.00%, due 12/15/06             B3       B               1,564
          1,875   CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09             B1      BB-              2,062||
          1,000   D. R. Horton, Inc., Guaranteed Senior Unsecured Notes,
                  5.00%, due 1/15/09                                                       Ba1     BB+              1,013
          2,125   Dole Foods Co., Inc., Debentures, 8.75%, due 7/15/13                     B2      B+               2,391
          1,500   Dresser, Inc., Guaranteed Notes, 9.38%, due 4/15/11                      B2       B               1,665
          1,500   Dresser-Rand Group, Inc., Senior Subordinated Notes, 7.38%,
                  due 11/1/14                                                              B3      B-               1,571**
          2,000   EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14                 Ba3     BB-              2,045**
          2,000   Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11                  B1       B               2,365
          1,750   El Paso Natural Gas, Senior Notes, Ser. A, 7.63%, due 8/1/10             B1      B-               1,892
          2,000   Entravision Communications Corp., Guaranteed Notes, 8.13%,
                  due 3/15/09                                                              B3      B-               2,145
          1,750   ERICO International Corp., Senior Subordinated Notes, 8.88%,
                  due 3/1/12                                                               B3      B-               1,829

     PRINCIPAL AMOUNT                                                                      RATING ~~              VALUE +
     (000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
     $    1,625   Felcor Lodging L.P., Senior Floating Rate Notes, 5.84%,
                  due 12/1/04                                                              B1      B-          $    1,678**
          2,000   Ferrellgas Partners L.P., Senior Notes, 8.75%, due 6/15/12               B2       B               2,175
          1,500   Forest Oil Corp., Guaranteed Senior Notes, 7.75%, due 5/1/14             Ba3     BB-              1,642||
          2,000   Freescale Semiconductor, Senior Notes, 7.13%, due 7/15/14                Ba2     BB+              2,120**
          2,000   Graham Packaging Co., Subordinated Notes, 9.88%,
                  due 10/15/14                                                            Caa2    CCC+              2,120**~
          2,000   Grant Prideco, Inc., Senior Notes, 9.00%, due 12/15/09                   Ba3     BB-              2,245
          2,000   GulfMark Offshore, Inc., Senior Notes, 7.75%, due 7/15/14                B2      BB-              2,100**
          1,000   Hanover Equipment Trust 2001 A, Senior Secured Notes, Ser. A,
                  8.50%, due 9/1/08                                                        B2      B+               1,083
          3,000   Hines Nurseries, Inc., Guaranteed Notes, 10.25%, due 10/1/11             B3       B               3,210
          2,000   Host Marriott L.P., Senior Notes, 7.00%, due 8/15/12                     Ba3     B+               2,160**
          2,000   Invista, Notes, 9.25%, due 5/1/12                                        B1      B+               2,200**
          1,500   Jafra Cosmetics, Senior Subordinated Notes, 10.75%,
                  due 5/15/11                                                              B3      B-               1,710
          2,500   Jean Coutu Group (PJC), Inc., Senior Subordinated Notes, 8.50%,
                  due 8/1/14                                                               B3       B               2,550**~
          1,500   Jefferson Smurfit Corp., Guaranteed Notes, 7.50%, due 6/1/13             B2       B               1,635
          1,000   Kappa Beheer BV, Guaranteed Notes, 10.63%, due 7/15/09                   B2       B               1,060
          1,000   Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13                   Ba3      B               1,085
          1,615   LNR Property Corp., Senior Subordinated Notes, 7.63%,
                  due 7/15/13                                                              Ba3     B+               1,801
          1,500   Lyondell Chemical Co., Guaranteed Senior Notes, 9.50%,
                  due 12/15/08                                                             B1      B+               1,635
          1,500   Lyondell Chemical Co., Guaranteed Senior Notes, 10.50%,
                  due 6/1/13                                                               B1      B+               1,770~
          2,000   MCI, Inc., Senior Notes, 5.91%, due 5/1/07                                                        1,995^^
          1,000   MCI, Inc., Senior Notes, 6.69%, due 5/1/09                                                          986^^
          2,000   Meritor Automotive, Inc., Notes, 6.80%, due 2/15/09                      Ba1     BB+              2,040
          1,525   MGM Mirage, Inc., Guaranteed Notes, 9.75%, due 6/1/07                    Ba2     BB-              1,716
          1,000   MGM Mirage, Inc., Guaranteed Notes, 6.00%, due 10/1/09                   Ba1     BB+              1,035
          2,000   Midwest Generation LLC, Secured Notes, 8.75%, due 5/1/34                 B1      B-               2,265
          1,875   Millennium America, Inc., Guaranteed Notes, 7.00%,
                  due 11/15/06                                                             B1      BB-              1,959
          1,000   Mohegan Tribal Gaming, Senior Subordinated Notes, 6.38%,
                  due 7/15/09                                                              Ba3     BB-              1,053
          1,000   MSW Energy Holdings LLC, Senior Secured Notes, Ser. B, 8.50%,
                  due 9/1/10                                                               Ba1     BB               1,095
          2,000   Mueller Group, Inc., Senior Subordinated Notes, 10.00%,
                  due 5/1/12                                                              Caa1     B-               2,160
          3,000   Nalco Co., Senior Subordinated Notes, 8.88%, due 11/15/13               Caa1     B-               3,289
          1,750   Navistar International Corp., Senior Notes, 7.50%, due 6/15/11           Ba3     BB-              1,890
          1,500   Nevada Power Co., Notes, Ser. E, 10.88%, due 10/15/09                    Ba2                      1,762
          1,000   New Skies Satellites NV, Senior Floating Rate Notes, 7.44%,
                  due 5/3/05                                                               B3      B-               1,015**|
          1,500   Nextel Communications, Inc., Senior Notes, 6.88%,
                  due 10/31/13                                                             Ba3     BB               1,627
          2,000   Norske Skog Canada, Ltd., Guaranteed Senior Notes, Ser. D, 8.63%,
                  due 6/15/11                                                              Ba3     BB               2,160
          2,000   Nortek Inc., Senior Subordinated Notes, 8.50%, due 9/1/14                B3      B-               2,120**
          1,500   NRG Energy, Inc., Secured Notes, 8.00%, due 12/15/13                     B2      B+               1,652**

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING ~~              VALUE +
     (000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
     $    2,000   Owens-Brockway Glass Container, Inc., Senior Notes, 8.25%,
                  due 5/15/13                                                              B3       B          $    2,200
          2,000   Perry Ellis International, Inc., Senior Subordinated Notes, Ser. B,
                  8.88%, due 9/15/13                                                       B3      B-               2,140
          1,765   Pilgrims Pride Corp., Senior Subordinated Notes, 9.25%,
                  due 11/15/13                                                             B2      B+               1,968
          1,625   Ply Gem Industries, Inc., Senior Subordinated Notes, 9.00%,
                  due 2/15/12                                                              B3      B-               1,621**~
          1,875   PSE&G Energy Holdings, Notes, 7.75%, due 4/16/07                         Ba3     BB-              2,006
          1,500   Qwest Communications International, Inc.,
                  Senior Floating Rate Notes, 5.21%, due 11/15/04                          B3       B               1,459**
          2,000   Reddy Ice Group, Inc., Senior Subordinated Notes, 8.88%,
                  due 8/1/11                                                               B3      B-               2,165
          3,066   Reliant Resources, Inc., Adjustable Rate Term Loan, 5.91%,
                  due 3/15/07                                                                                       3,097^^
          1,575   Salem Communications, Guaranteed Notes, 7.75%,
                  due 12/15/10                                                             B3      B-               1,681
          1,500   Seminis Vegetable Seeds, Inc., Senior Subordinated Notes,
                  10.25%, due 10/1/13                                                      B3      B-               1,680
          2,000   Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08                     B1      BB-              2,185
          2,000   Six Flags, Inc., Senior Notes, 9.63%, due 6/1/14                         B3     CCC+              1,910
          1,000   Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11                  Ba2     BB               1,070**
          1,000   Southern Star Central Corp., Senior Secured Notes, 8.50%,
                  due 8/1/10                                                               B1      B+               1,105
          2,000   Spanish Broadcasting System, Inc., Guaranteed Senior Notes,
                  9.63%, due 11/1/09                                                      Caa1    CCC+              2,102
          2,000   Stena AB, Senior Notes, 9.63%, due 12/1/12                               Ba3     BB-              2,252
          1,000   Stone Container Corp., Senior Notes, 9.75%, due 2/1/11                   B2       B               1,115
          1,000   Suburban Propane Partners L.P., Senior Notes, 6.88%,
                  due 12/15/13                                                             B1       B               1,035
          2,500   Tembec Industries, Inc., Guaranteed Notes, 8.63%,
                  due 6/30/09                                                              Ba3     BB-              2,544
          1,500   Tenet Healthcare Corp., Senior Notes, 9.88%, due 7/1/14                          B-               1,571**
          2,000   Triad Hospitals, Inc., Senior Subordinated Notes, 7.00%,
                  due 11/15/13                                                             B3       B               2,050
          1,000   Vintage Petroleum, Inc., Senior Notes, 8.25%, due 5/1/12                 Ba3     BB-              1,120
          2,000   Vitro Envases Norteamerica, Senior Secured Notes, 10.75%,
                  due 7/23/11                                                              B2      B+               1,980**
          2,125   Vought Aircraft Industries, Inc., Senior Notes, 8.00%,
                  due 7/15/11                                                              B2       B               2,072
          2,000   VWR International, Inc., Senior Subordinated Notes, 8.00%,
                  due 4/15/14                                                              B3       B               2,145**
          1,375   Warnaco, Inc., Senior Notes, 8.88%, due 6/15/13                          B2       B               1,537
          1,625   Warner Music Group, Senior Subordinated Notes, 7.38%,
                  due 4/15/14                                                              B3      B-               1,670**
          1,000   Westinghouse Air Brake, Senior Notes, 6.88%, due 7/31/13                 Ba2     BB               1,043
          1,000   Williams Cos., Inc., Notes, 8.13%, due 3/15/12                           B3      B+               1,175
          3,000   Williams Cos., Inc., Notes, 7.63%, due 7/15/19                           B3      B+               3,375||
          1,750   Williams Scotsman, Inc., Guaranteed Senior Notes, 9.88%,
                  due 6/1/07                                                               B3      B-               1,680
          2,000   XM Satellite Radio, Inc., Floating Rate Secured Notes, 7.66%,
                  due 5/1/09                                                              Caa1    CCC+              2,042
                                                                                                               ----------
                  TOTAL CORPORATE DEBT SECURITIES (COST $184,534)                                                 191,953
                                                                                                               ----------

     PRINCIPAL AMOUNT                                                                      RATING ~~              VALUE +
     (000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
     CONVERTIBLE BONDS (0.3%)
     $    1,000   Nortel Networks Corp., Notes, 4.25%, due 9/1/08 (COST $962)              B3      B-          $      961
                                                                                                               ----------
     REPURCHASE AGREEMENTS (3.6%)
         10,505   State Street Bank and Trust Co. Repurchase Agreement, 1.75%,
                  due 11/1/04, dated 10/29/04, Maturity Value $10,506,532,
                  Collateralized by $10,905,000 U.S. Treasury Bills,
                  due 3/3/05 (Collateral Value $10,823,213) (COST $10,505)                                         10,505#

     SHORT-TERM INVESTMENTS (15.2%)
         44,249   N&B Securities Lending Quality Fund, LLC                                                         44,249++
            819   Neuberger Berman Institutional Cash Fund Trust Class                                                819@
                                                                                                               ----------
                  TOTAL SHORT-TERM INVESTMENTS (COST $45,068)                                                      45,068#
                                                                                                               ----------
     NUMBER OF SHARES

     WARRANTS (0.0%)
          8,923   Reliant Resources, Inc. (COST $0)                                                                    --*
                                                                                                               ----------
                  TOTAL INVESTMENTS (158.1%) (COST $427,970)                                                      467,781##

                  Liabilities, less cash, receivables and other assets [(15.7%)]                                  (46,462)
                  Liquidation Value of Auction Preferred Shares [(42.4%)]                                        (125,500)
                                                                                                               ----------
                  TOTAL NET ASSETS APPLICABLE TO COMMON
                  SHAREHOLDERS (100.0%)                                                                        $  295,819
                                                                                                               ----------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

     + Investments in equity securities by Neuberger Berman Income Opportunity Fund Inc. (the "Fund") are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the Board of Directors of the Fund (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
     #    At cost, which approximates market value.
     ## At October 31, 2004, the cost of investments for U.S. Federal income tax purposes was $428,321,000. Gross unrealized appreciation of investments was $40,453,000 and gross unrealized depreciation of investments was $993,000, resulting in net unrealized appreciation of $39,460,000, based on cost for U.S. Federal income tax purposes.
     @ Neuberger Berman Institutional Cash Fund ("Institutional Cash") is also managed by Neuberger Berman Management Inc. (see Notes A and E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Institutional Cash.
     *    Non-income producing security.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

     ** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At October 31, 2004, these securities amounted to $63,442,000 or 21.4% of net assets applicable to common shareholders.
     | Security purchased on a when-issued basis. At October 31, 2004, these securities amounted to $2,553,000.
     || All or a portion of this security is segregated as collateral for when-issued purchase commitments and/or as collateral for interest rate swap contracts.
     ^^   Not rated by a nationally recognized statistical rating organization.
     ~~   Credit ratings are unaudited.
     ++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A and E of Notes to Financial Statements).
     ~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                                            INCOME OPPORTUNITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                                  FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                         $    422,713
     Affiliated issuers                                                                                 45,068
==============================================================================================================
                                                                                                       467,781
     Dividends and interest receivable                                                                   4,770
--------------------------------------------------------------------------------------------------------------
     Receivable for securities sold                                                                      2,007
     Prepaid expenses and other assets                                                                       6
==============================================================================================================
TOTAL ASSETS                                                                                           474,564
==============================================================================================================
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                               44,249
     Dividends payable--preferred shares                                                                    26
--------------------------------------------------------------------------------------------------------------
     Dividends payable--common shares                                                                      244
     Payable for securities purchased                                                                    6,111
--------------------------------------------------------------------------------------------------------------
     Due to custodian                                                                                    1,471
     Interest rate swaps, at market value (Note A)                                                         833
--------------------------------------------------------------------------------------------------------------
     Payable to investment manager--net (Notes A & B)                                                      120
     Payable to administrator (Note B)                                                                      86
--------------------------------------------------------------------------------------------------------------
     Accrued expenses and other payables                                                                   105
==============================================================================================================
TOTAL LIABILITIES                                                                                       53,245
==============================================================================================================
AUCTION PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
     6,000 shares authorized; 5,020 shares issued and outstanding;
     $.0001 par value; $25,000 liquidation value per share (Note A)                                    125,500
==============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                             $    295,819
==============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
     Paid-in capital--common shares                                                               $    251,537
     Distributions in excess of net investment income                                                     (239)
--------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                              5,543
     Net unrealized appreciation (depreciation) in value of investments                                 38,978
==============================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                             $    295,819
==============================================================================================================
COMMON SHARES OUTSTANDING ($.0001 par value; 999,994,000 shares authorized)                             17,724
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                                      $      16.69
==============================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                                              $     42,364
==============================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                         $    382,902
     Affiliated issuers                                                                                 45,068
==============================================================================================================
TOTAL COST OF INVESTMENTS                                                                         $    427,970
==============================================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                                                 INCOME OPPORTUNITY
(000'S OMITTED)                                                                                                FUND
INVESTMENT INCOME
INCOME:
Dividend income--unaffiliated issuers                                                                  $     10,592
Interest income--unaffiliated issuers (Note A)                                                               14,997
-------------------------------------------------------------------------------------------------------------------
Income from securities loaned--affiliated issuer (Note A)                                                        49
Income from investments in affiliated issuers (Note A)                                                           14
===================================================================================================================
Total income                                                                                                 25,652
===================================================================================================================

EXPENSES:
Investment management fee (Notes A & B)                                                                       2,419
Administration fee (Note B)                                                                                   1,008
-------------------------------------------------------------------------------------------------------------------
Auction agent fees (Note B)                                                                                     336
Audit fees                                                                                                       40
-------------------------------------------------------------------------------------------------------------------
Basic maintenance expense (Note B)                                                                               25
Custodian fees (Note B)                                                                                         177
-------------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                                                                     26
Insurance expense                                                                                                 9
-------------------------------------------------------------------------------------------------------------------
Legal fees                                                                                                       64
Shareholder reports                                                                                              77
-------------------------------------------------------------------------------------------------------------------
Stock exchange listing fees                                                                                       6
Stock transfer agent fees                                                                                        32
Miscellaneous                                                                                                    16
===================================================================================================================
Total expenses                                                                                                4,235

Investment management fee waived (Notes A & B)                                                               (1,010)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)                 (16)
===================================================================================================================
Total net expenses                                                                                            3,209
===================================================================================================================
Net investment income                                                                                        22,443
===================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                                 9,298
       ============================================================================================================
       Interest rate swap contracts                                                                          (1,929)
       ------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                                    30,253
       ============================================================================================================
       Interest rate swap contracts                                                                            (784)
       ------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                               36,838
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
       Net investment income                                                                                 (1,735)
       ============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS      $     57,546
===================================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          INCOME OPPORTUNITY FUND
                                                                                      --------------------------------
                                                                                                           PERIOD FROM
                                                                                                          JULY 2, 2003
                                                                                              YEAR       (COMMENCEMENT
                                                                                             ENDED   OF OPERATIONS) TO
NEUBERGER BERMAN                                                                       OCTOBER 31,         OCTOBER 31,
(000'S OMITTED)                                                                               2004                2003
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                          $     22,443        $      4,410
Net realized gain (loss) on investments                                                      7,369                 931
----------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                         29,469               9,509
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income                                                                       (1,511)               (117)
Net realized gain on investments                                                              (224)                (23)
----------------------------------------------------------------------------------------------------------------------
Tax return of capital                                                                           --                  (2)
Total distributions to preferred shareholders                                               (1,735)               (142)
======================================================================================================================
Net increase (decrease) in net assets applicable to common shareholders resulting
  from operations                                                                           57,546              14,708
======================================================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income                                                                      (19,678)             (4,645)
Net realized gain on investments                                                            (2,920)               (903)
----------------------------------------------------------------------------------------------------------------------
Tax return of capital                                                                           --                (101)
======================================================================================================================
Total distributions to common shareholders                                                 (22,598)             (5,649)
======================================================================================================================
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from initial capitalization (Note D)                                               --                 100
Net proceeds from issuance of common shares                                                     --             238,249
----------------------------------------------------------------------------------------------------------------------
Net proceeds from underwriters' over-allotment option exercised                                 --              15,010
Preferred shares offering costs                                                                 53              (1,600)
======================================================================================================================
Total net proceeds from capital share transactions                                              53             251,759
======================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                     35,001             260,818

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                                        260,818                  --
======================================================================================================================
End of period                                                                         $    295,819        $    260,818
======================================================================================================================
Distributions in excess of net investment income at end of period                     $       (239)       $       (347)
======================================================================================================================

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

NOTES TO FINANCIAL STATEMENTS INCOME OPPORTUNITY FUND INC.

       NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    1 GENERAL: Neuberger Berman Income Opportunity Fund Inc. (the "Fund") was organized as a Maryland corporation on April 17, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until July 2, 2003, other than matters relating to its organization and the sale on June 18, 2003 of 6,981 shares of common stock for $100,003 ($14.325 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

       The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

    2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

    3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

    4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

       Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

       As determined on October 31, 2004, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings, amortization of bond premium, and income recognized on interest rate swaps were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

       The tax character of distributions paid during the periods ended October 31, 2004 and October 31, 2003 were as follows:

                                                      DISTRIBUTIONS PAID FROM:
                                                       LONG-TERM                TAX RETURN
                      ORDINARY INCOME               CAPITAL GAIN                OF CAPITAL                  TOTAL
                2004             2003         2004          2003        2004          2003              2004             2003
       $  24,332,882     $  5,506,297        $  --    $  182,404       $  --    $  102,939     $  24,332,882     $  5,791,640

       As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

               UNDISTRIBUTED    UNDISTRIBUTED        UNREALIZED             LOSS
                    ORDINARY        LONG-TERM      APPRECIATION    CARRYFORWARDS
                      INCOME             GAIN    (DEPRECIATION)    AND DEFERRALS            TOTAL
                $  4,797,620     $  1,095,747     $  38,658,796           $   --    $  44,552,163

       The difference between book basis and tax basis distributable earnings are primarily due to timing differences of dividend payments, wash sales, amortization of bond premium, and income recognized on interest rate swaps.

    5 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable distribution. In an effort to maintain a stable distribution amount, distributions may consist of net investment income, realized gains and paid-in capital. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Dividends and distributions to preferred shareholders are accrued and determined as described in Note A-7.

       The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of investment income, long-term capital gains, and return of REIT capital but the REITs do not report this information to the Fund until the Following calendar year. At October 31, 2004, the Fund estimated these amounts within the Statement of Operations since the information is not available from the REITs until after the Fund's fiscal year end. The character of distributions paid to shareholders, as disclosed within the Statement of Changes, is based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Form 1099s received to date. After calendar year-end, REITs often recharacterize the nature of the distributions paid during that year, frequently with the result that distributions previously identified as income are recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, the Fund adjusts to actual, estimates previously recorded. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

       On September 29, 2004, the Fund declared two monthly dividends to common shareholders from its net investment income in the amount of $0.10625 per share per month, payable after the close of the reporting period, on November 30, 2004 and December 31, 2004, to shareholders of record on November 12, 2004 and December 15, 2004, respectively, with ex-dividend dates of November 10, 2004 and December 13, 2004, respectively.

    6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

    7 REDEEMABLE PREFERRED SHARES: On June 5, 2003, the Fund re-classified 6,000 unissued shares of capital stock as Series A Auction Preferred Shares and Series B Auction Preferred Shares ("Preferred Shares"). On September 26, 2003, the Fund issued 2,510 Series A Auction Preferred Shares and 2,510 Series B Auction Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

       Except when the Fund has declared a special rate period, dividends to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Dividend rates are reset every 7 days based on the results of an auction, except during special rate periods. For the year ended October 31, 2004, dividend rates ranged from 1.07% to 1.95% for Series A and 1.05% to 1.96% for Series B Auction Preferred Shares. The Fund declared dividends to preferred shareholders for the period November 1, 2004 to November 30, 2004 of $103,043 and $103,416 for Series A and Series B Auction Preferred Shares, respectively.

       The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any dividend payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay dividends on Preferred Shares for two consecutive years.

    8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that the Fund's investment manager has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap agreements, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

       Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

       Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. As a result of the SEC staff guidance, the Fund recorded an adjustment to reflect the reclassification of such amounts. The adjustment resulted in an increase to distributions in excess of net investment income of $40,911, and a corresponding decrease to accumulated net realized gains/losses as of November 1, 2003. The current year impact increased net investment income by $1,960,648, increased net realized losses by $1,929,295 and decreased unrealized appreciation (depreciation) in value of investments by $31,353, and therefore did not impact the Fund's total net assets or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2004, the Fund had outstanding interest rate swap contracts as follows:

                                                                 RATE TYPE
                                                        ---------------------------
                                                        FIXED-RATE    VARIABLE-RATE        ACCRUED
                                                          PAYMENTS         PAYMENTS   NET INTEREST      UNREALIZED         TOTAL
       SWAP                NOTIONAL                        MADE BY      RECEIVED BY     RECEIVABLE    APPRECIATION          FAIR
       COUNTER PARTY         AMOUNT   TERMINATION DATE    THE FUND      THE FUND(1)      (PAYABLE)  (DEPRECIATION)         VALUE
       Citibank, N.A.  $ 24,000,000     April 24, 2008        3.70%          1.9325%    $   (8,248)   $   (305,759)  $  (314,007)
       Citibank, N.A.    70,000,000   October 24, 2008        3.63%          1.9325%       (23,105)       (496,008)     (519,113)
                                                                                        ----------    ------------   -----------
                                                                                        $  (31,353)   $   (801,767)  $  (833,120)

       (1) 30 day LIBOR (London Interbank Offered Rate)

    9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Agreement") with Neuberger. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The

       Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC, which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Fund's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended October 31, 2004, the Fund paid Neuberger $11,468 under the Agreement.

       The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee.

       Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption Income from securities loaned-affilliated issuer.

   10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

   11  TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
       INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same Board members as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that the Fund invests in the Cash Fund, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund on those assets. For the year ended October 31, 2004, management fees waived on the Cash Fund amounted to $1,606. For the year ended October 31, 2004, income earned on this investment amounted to $13,612 and is reflected in the Statement of Operations under the caption Income from investments in affiliated issuers.

   12 ORGANIZATION EXPENSES AND OFFERING COSTS: Management has agreed to pay all organizational expenses and the amount by which the Fund's offering costs for common stock (other than sales load) exceed $0.03 per share. The costs incurred by Management were $312,741. Offering costs for common stock paid by the Fund were charged as a reduction of common stock paid-in-capital at the completion of the Fund's offerings and amounted to $531,709.

       Additionally, offering costs of $292,294 and a sales load of $1,255,000 incurred through the issuance of Preferred Shares were charged as a reduction of common stock paid-in-capital at the completion of the Fund's Preferred Shares offering.

    13 CONCENTRATION OF RISK: Under normal market conditions, the Fund's equity investments may be primarily concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural or technological developments affecting the United States real estate industry or a segment of the real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry. The Fund's debt investments will be primarily concentrated in high-yield corporate debt securities rated, at the time of investment, Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corp., or if unrated by either of those entities, determined by Management to be of comparable quality. Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

   14 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

       NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
       AFFILIATES:

       The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

       Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                               YEAR ENDED                           % OF AVERAGE
                               OCTOBER 31,                      DAILY MANAGED ASSETS
          --------------------------------------------------------------------------------
                             2004 - 2008                                 0.25%
                                 2009                                    0.19
                                 2010                                    0.13
                                 2011                                    0.07

                                               NEUBERGER BERMAN OCTOBER 31, 2004

       Management has not agreed to waive any portion of its fees beyond October 31, 2011.

       For the year ended October 31, 2004, such waived fees amounted to $1,008,005.

       The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

       On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, became indirect wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

       The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2004, the impact of this arrangement was a reduction of $14,661.

       The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,644.

       In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

       In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA rating on the Preferred Shares. 'Discounted Value' refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at a rate depending on their rating. The Fund pays a fee to State Street, as Fund sub-administrator, for the preparation of this report.

       NOTE C--SECURITIES TRANSACTIONS:

       During the year ended October 31, 2004, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $306,605,000 and $290,239,000, respectively.

       During the year ended October 31, 2004, brokerage commissions on securities transactions amounted to $58,688, of which Neuberger received $0, Lehman received $13,101, and other brokers received $45,587.

       NOTE D--CAPITAL:

       At October 31, 2004, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                         COMMON SHARES          COMMON SHARES
                                           OUTSTANDING     OWNED BY NEUBERGER
                                            17,723,648                  6,981

       Transactions in common shares for the year ended October 31, 2004 and the period ended October 31, 2003 were as follows:

                                         COMMON SHARES ISSUED IN CONNECTION WITH:
                                                       UNDERWRITERS'       REINVESTMENT OF         NET INCREASE IN
                INITIAL         INITIAL PUBLIC     EXERCISE OF OVER-         DIVIDENDS AND           COMMON SHARES
         CAPITALIZATION               OFFERING      ALLOTMENT OPTION         DISTRIBUTIONS             OUTSTANDING
       2004        2003      2004         2003      2004        2003      2004        2003       2004         2003
         --       6,981        --   16,666,667        --   1,050,000        --          --         --   17,723,648

       NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                                                    INCOME FROM
                                  BALANCE OF           GROSS                     BALANCE OF                     INVESTMENTS IN
                                 SHARES HELD       PURCHASES           GROSS    SHARES HELD          VALUE   AFFILIATED ISSUERS
                                 OCTOBER 31,             AND       SALES AND    OCTOBER 31,    OCTOBER 31,          INCLUDED IN
       NAME OF ISSUER                   2003       ADDITIONS      REDUCTIONS           2003           2004         TOTAL INCOME
       N&B Securities Lending
       Quality Fund, LLC**                 0   6,313,395,000   6,269,146,000     44,249,000   $ 44,249,000         $     49,441
       Neuberger Berman
       Institutional Cash Fund
       Trust Class***              3,991,000      16,488,000      19,660,000        819,000        819,000               13,612
                                                                                              ------------         ------------
       Total                                                                                  $ 45,068,000         $     63,053
                                                                                              ============         ============

       * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

       ** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

       *** Neuberger Berman Institutional Cash Fund ("Institutional Cash") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Institutional Cash.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

FINANCIAL HIGHLIGHTS INCOME OPPORTUNITY FUND INC.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.CENTS

                                                                                                       PERIOD FROM
                                                                                     YEAR ENDED      JULY 2, 2003^
                                                                                    OCTOBER 31,     TO OCTOBER 31,
                                                                                   ------------     --------------
                                                                                           2004               2003
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                                  $      14.72       $      14.33
                                                                                   ------------     --------------

INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)                                                               1.27Y               .25
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                                          2.08Y               .59

COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                   (.09)              (.01)
   NET CAPITAL GAINS                                                                       (.01)              (.00)
   TAX RETURN OF CAPITAL                                                                     --               (.00)
                                                                                   ------------     --------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                                           (.10)              (.01)
                                                                                   ------------     --------------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                         3.25                .83
                                                                                   ------------     --------------

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                                                  (1.11)              (.27)
   NET CAPITAL GAINS                                                                       (.17)              (.05)
   TAX RETURN OF CAPITAL                                                                     --               (.00)
                                                                                   ------------     --------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                             (1.28)              (.32)
                                                                                   ------------     --------------

LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                                    --               (.03)
ISSUANCE OF PREFERRED SHARES                                                               (.00)              (.09)
                                                                                   ------------     --------------
TOTAL CAPITAL CHARGES                                                                      (.00)              (.12)
                                                                                   ------------     --------------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                        $      16.69       $      14.72
                                                                                   ------------     --------------
COMMON SHARE MARKET VALUE, END OF PERIOD                                           $      15.07       $      13.98
                                                                                   ------------     --------------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                              +23.67%             +5.11%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                                 +17.57%             -4.67%**

RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN MILLIONS)          $      295.8       $      260.8
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000 PER SHARE LIQUIDATION PREFERENCE)
  (IN MILLIONS)                                                                    $      125.5       $      125.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS#           1.16%Y              .88%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS++            1.16%Y              .87%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED STOCK DIVIDENDS TO
  AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                     8.08%Y             5.24%*
RATIO OF PREFERRED STOCK DIVIDENDS TO AVERAGE NET ASSETS
   APPLICABLE TO COMMON SHAREHOLDERS                                                        .62%               .17%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED STOCK DIVIDENDS TO
  AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                     7.46%Y             5.07%*
PORTFOLIO TURNOVER RATE                                                                      74%                21%
ASSET COVERAGE PER SHARE OF PREFERRED STOCK, END OF PERIOD@                        $     83,933       $     76,957

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Income Opportunity Fund Inc.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Total return would have been lower if Management had not waived a portion of the investment management fee. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                                                PERIOD FROM
                                               YEAR ENDED    JULY 2, 2003 TO
                                              OCTOBER 31,        OCTOBER 31,
                                                     2004               2003
                                                     1.52%              1.16%

^     The date investment operations commenced.

*     Annualized.

**    Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of dividend payments to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares.

Y Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

            Net Investment Income                                                                               .11
            Net Gains or Losses on Securities (both realized and unrealized)                                   (.11)
            Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders                    (.71%)
            Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders                      (.71%)
            Ratio of Net Investment Income (Loss) Excluding Preferred Stock Dividends to
            Average Net Assets Applicable to Common Shareholders                                                .71%
            Ratio of Net Investment Income (Loss) Including Preferred Stock Dividends to
            Average Net Assets Applicable to Common Shareholders                                                .71%

CENTS The per share amounts which are shown have been computed based on the average number of shares outstanding during the year ended October 31, 2004 and the period ended October 31, 2003.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Neuberger Berman Income Opportunity Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Income Opportunity Fund Inc., (the "Fund") as of October 31, 2004, and the related statement of operations for the year ended October 31, 2004, statements of changes in net assets for the year in the ended October 31, 2004 and for the period from July 2, 2003 (commencement of operations) to October 31, 2004 and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Income Opportunity Fund Inc., at October 31, 2004, the results of its operations for the year ended October 31, 2004, changes in its net assets for the year ended October 31, 2004 and the period from July 2, 2003 (commencement of operations) to October 31, 2004, and its financial highlights for the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
December 3, 2004

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

     INVESTMENT MANAGER AND ADMINISTRATOR
     Neuberger Berman Management Inc.
     605 Third Avenue 2nd Floor
     New York, NY 10158-0180
     877.461.1899 or 212.476.8800

     SUB-ADVISER
     Neuberger Berman, LLC
     605 Third Avenue
     New York, NY 10158-3698

     CUSTODIAN
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

     STOCK TRANSFER AGENT
     Bank of New York
     101 Barclay Street, 11-E
     New York, NY 10286

     LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, NW
     2nd Floor
     Washington, DC 20036-1221

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP
     200 Clarendon Street
     Boston, MA 02116

                                               NEUBERGER BERMAN OCTOBER 31, 2004

DIRECTORS AND OFFICERS (UNAUDITED)

The following tables set forth information concerning the directors and officers of the Funds. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman, LLC. The Statement of Additional Information for each Fund includes additional information about fund directors and is available upon request, without charge, by calling (877) 461-1899.

THE BOARD OF DIRECTORS

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
 NAME, AGE, ADDRESS (1)                                                 OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
 AND POSITION WITH FUND           PRINCIPAL OCCUPATION(s) (2)            DIRECTOR          FUND COMPLEX BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I
INDEPENDENT FUND DIRECTORS*

Faith Colish (69)         Counsel, Carter Ledyard & Milburn LLP (law        41        Director, American Bar Retirement
Director                  firm) since October 2002; formerly,                         Association (ABRA) since 1997
                          Attorney-at-Law and President, Faith                        (not-for-profit membership
                          Colish, A Professional Corporation, 1980 to                 association).
                          2002.

C. Anne Harvey (67)       Consultant, C. A. Harvey Associates, since        41        President, Board of Associates to
Director                  June 2001; formerly, Director, AARP, 1978                   The National Rehabilitation
                          to December 2001.                                           Hospital's Board of Directors since
                                                                                      2002; formerly, Member, Individual
                                                                                      Investors Advisory Committee to the
                                                                                      New York Stock Exchange Board of
                                                                                      Directors, 1998 to June 2002;
                                                                                      formerly, Member, American Savings
                                                                                      Education Council's Policy Board
                                                                                      (ASEC), 1998-2000; formerly, Member,
                                                                                      Executive Committee, Crime
                                                                                      Prevention Coalition of America,
                                                                                      1997-2000.

Cornelius T. Ryan (72)    Founding General Partner, Oxford Partners         41        Director, Capital Cash Management
Director                  and Oxford Bioscience Partners (venture                     Trust (money market fund),
                          capital partnerships) and President, Oxford                 Naragansett Insured Tax-Free Income
                          Venture Corporation.                                        Fund, Rocky Mountain Equity Fund,
                                                                                      Prime Cash Fund, several private
                                                                                      companies and QuadraMed Corporation
                                                                                      (NASDAQ).

Peter P. Trapp (59)       Regional Manager for Atlanta Region, Ford         41        None.
Director                  Motor Credit Company since August 1997;
                          formerly, President, Ford Life Insurance
                          Company, April 1995 until August 1997.

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
 NAME, AGE, ADDRESS (1)                                                 OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
 AND POSITION WITH FUND           PRINCIPAL OCCUPATION(s) (2)            DIRECTOR          FUND COMPLEX BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED PERSON"

Peter E. Sundman* (45)    Executive Vice President, Neuberger Berman        41        Director and Vice President,
Chief Executive Officer,  Inc. (holding company) since 1999; Head of                  Neuberger & Berman Agency, Inc.
Director and Chairman of  Neuberger Berman Inc.'s Mutual Funds and                    since 2000; formerly, Director,
the Board                 Institutional Business since 1999;                          Neuberger Berman Inc. (holding
                          President and Director, NB Management since                 company) from October 1999 through
                          1999; Executive Vice President, Neuberger                   March 2003.
                          Berman since 1999; formerly, Principal,
                          Neuberger Berman from 1997 until 1999;
                          formerly, Senior Vice President, NB
                          Management from 1996 until 1999.

                                                         CLASS II

INDEPENDENT FUND DIRECTORS*

John Cannon (74)          Consultant. Formerly, Chairman, CDC               41        Independent Trustee or Director of
Director                  Investment Advisers (registered investment                  three series of OppenheimerFunds:
                          adviser), 1993-January 1999; formerly,                      Limited Term New York Municipal
                          President and Chief Executive Officer, AMA                  Fund, Rochester Fund Municipals, and
                          Investment Advisors, an affiliate of the                    Oppenheimer Convertible Securities
                          American Medical Association.                               Fund, since 1992.

Barry Hirsch (71)         Attorney-at-Law. Formerly, Senior Counsel,        41        None.
Director                  Loews Corporation (diversified financial
                          corporation) May 2002 until April 2003;
                          formerly, Senior Vice President, Secretary
                          and General Counsel, Loews Corporation.

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
 NAME, AGE, ADDRESS (1)                                                 OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
 AND POSITION WITH FUND           PRINCIPAL OCCUPATION(s) (2)            DIRECTOR          FUND COMPLEX BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (54)      General Partner, Seip Investments LP (a           41        Director, H&R Block, Inc. (financial
Director                  private investment partnership); formerly,                  services company) since May 2001;
                          President and CEO, Westaff, Inc. (temporary                 Director, Forward Management, Inc.
                          staffing), May 2001 to January 2002; Senior                 (asset management) since 2001;
                          Executive at the Charles Schwab Corporation                 formerly, Director, General Magic
                          from 1983 to 1999, including Chief                          (voice recognition software) 2001
                          Executive Officer, Charles Schwab                           until 2002; formerly, Director,
                          Investment Management, Inc. and Trustee,                    E-Finance Corporation (credit
                          Schwab Family of Funds and Schwab                           decisioning services) 1999-2003;
                          Investments from 1997 to 1998 and Executive                 formerly, Director, Save-Daily.com
                          Vice President-Retail Brokerage, Charles                    (micro investing services)
                          Schwab Investment Management from 1994 to                   1999-2003; Director, Offroad Capital
                          1997.                                                       Inc. (pre-public internet commerce
                                                                                      company).

DIRECTOR WHO IS AN "INTERESTED PERSON"

Jack L. Rivkin* (64)      Executive Vice President and Chief                41        Director, Dale Carnegie and
President and Director    Investment Officer, Neuberger Berman Inc.                   Associates, Inc. (private company)
                          (holding company) since 2002 and 2003,                      since 1998; Director, Emagin Corp.
                          respectively; Executive Vice President and                  (public company) since 1997;
                          Chief Investment Officer, Neuberger Berman                  Director, Solbright, Inc. (private
                          since 2002 and 2003, respectively; Director                 company) since 1998; Director,
                          and Chairman, NB Management since December                  Infogate, Inc. (private company)
                          2002; formerly, Executive Vice President,                   since 1997; Director, Broadway
                          Citigroup Investments, Inc. from September                  Television Network (private company)
                          1995 to February 2002; formerly, Executive                  since 2000.
                          Vice President, Citigroup Inc. from
                          September 1995 to February 2002.

                                                         CLASS III

INDEPENDENT FUND DIRECTORS*

Walter G. Ehlers (71)     Consultant; Retired President and Trustee,        41        None.
Director                  Teachers Insurance & Annuity (TIAA) and
                          College Retirement Equities Fund (CREF).

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
 NAME, AGE, ADDRESS (1)                                                 OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
 AND POSITION WITH FUND           PRINCIPAL OCCUPATION(s) (2)            DIRECTOR          FUND COMPLEX BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (77)     Marcus Nadler Professor Emeritus of Finance       41        Director, DEL Laboratories, Inc.
Director                  and Economics, New York University Stern                    (cosmetics and pharmaceuticals)
                          School of Business.                                         since 1978; Director, The Caring
                                                                                      Community (not-for-profit).

Howard A. Mileaf (67)     Retired. Formerly, Vice President and             41        Director, WHX Corporation (holding
Director                  Special Counsel, WHX Corporation (holding                   company) since August 2002;
                          company) 1993-2001.                                         Director, Webfinancial Corporation
                                                                                      (holding company) since December
                                                                                      2002; Director, State Theatre of New
                                                                                      Jersey (not-for-profit theater)
                                                                                      since 2000; formerly, Director,
                                                                                      Kevlin Corporation (manufacturer of
                                                                                      microwave and other products).

William E. Rulon (72)     Retired. Formerly, Senior Vice President,         41        Director, Pro-Kids Golf and Learning
Director                  Foodmaker, Inc. (operator and franchiser of                 Academy (teach golf and computer
                          restaurants) until January 1997.                            usage to "at risk" children) since
                                                                                      1998; formerly, Director, Prandium,
                                                                                      Inc. (restaurants) from March 2001
                                                                                      until July 2002.

Candace L. Straight (57)  Private investor and consultant                   41        Director, The Proformance Insurance
Director                  specializing in the insurance industry;                     Company (personal lines property and
                          formerly, Advisory Director, Securitas                      casualty insurance company) since
                          Capital LLC (a global private equity                        March 2004; Director, Providence
                          investment firm dedicated to making                         Washington (property and casualty
                          investments in the insurance sector) 1998                   insurance company) since December
                          until December 2002.                                        1998; Director, Summit Global
                                                                                      Partners (insurance brokerage firm)
                                                                                      since October 2000.

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
 NAME, AGE, ADDRESS (1)                                                 OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
 AND POSITION WITH FUND           PRINCIPAL OCCUPATION(s) (2)            DIRECTOR          FUND COMPLEX BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED PERSON"

Edward I. O'Brien* (76)   Formerly, Member, Investment Policy               41        Director, Legg Mason, Inc.
Director                  Committee, Edward Jones 1993-2001;                          (financial services holding company)
                          President, Securities Industry Association                  since 1993; formerly, Director,
                          ("SIA") (securities industry's                              Boston Financial Group (real estate
                          representative in government relations and                  and tax shelters) 1993-1999.
                          regulatory matters at the federal and state
                          levels) 1974-1992; Adviser to SIA, November
                          1992-November 1993.

* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2006, 2004, and 2005 respectively, and at each third annual meeting of stockholders thereafter.

INFORMATION ABOUT THE OFFICERS OF THE FUND (OTHER THAN THOSE LISTED ABOVE)

                                          POSITION AND
  NAME, AGE, AND ADDRESS (1)        LENGTH OF TIME SERVED (2)                PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (48)          Secretary since 2002             Vice President-Mutual Fund Board Relations,
                                                                  NB Management since 2000; Vice President,
                                                                  Neuberger Berman since 2002 and employee
                                                                  since 1999; formerly, Vice President, NB
                                                                  Management from 1986 to 1999; Secretary,
                                                                  fourteen registered investment companies for
                                                                  which NB Management acts as investment
                                                                  manager and administrator (four since 2002,
                                                                  three since 2003, and four since 2004).

Robert Conti (48)                Vice President since 2002        Senior Vice President, Neuberger Berman
                                                                  since 2003; formerly, Vice President,
                                                                  Neuberger Berman from 1999 until 2003;
                                                                  Senior Vice President, NB Management since
                                                                  2000; formerly, Controller, NB Management
                                                                  until 1996; formerly, Treasurer, NB
                                                                  Management from 1996 until 1999; Vice
                                                                  President, fourteen registered investment
                                                                  companies for which NB Management acts as
                                                                  investment manager and administrator (three
                                                                  since 2000, four since 2002, three since
                                                                  2003, and four since 2004).

Brian J. Gaffney (51)            Vice President since 2002        Managing Director, Neuberger Berman since
                                                                  1999; Senior Vice President, NB Management
                                                                  since 2000; formerly, Vice President, NB
                                                                  Management from 1997 until 1999; Vice
                                                                  President, fourteen registered investment
                                                                  companies for which NB Management acts as
                                                                  investment manager and administrator (three
                                                                  since 2000, four since 2002, three since
                                                                  2003, and four since 2004).

Sheila R. James (39)             Assistant Secretary since 2002   Employee, Neuberger Berman since 1999;
                                                                  Employee, NB Management from 1991 to 1999;
                                                                  Assistant Secretary, fourteen registered
                                                                  investment companies for which NB Management
                                                                  acts as investment manager and administrator
                                                                  (seven since 2002, three since 2003, and
                                                                  four since 2004).

                                          POSITION AND
  NAME, AGE, AND ADDRESS (1)        LENGTH OF TIME SERVED (2)                PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------------------------------------
Kevin Lyons (49)                 Assistant Secretary since 2003   Employee, Neuberger Berman since 1999;
                                                                  Employee, NB Management from 1993 to 1999;
                                                                  Assistant Secretary, fourteen registered
                                                                  investment companies for which NB Management
                                                                  acts as investment manager and administrator
                                                                  (ten since 2003 and four since 2004).

John M. McGovern (34)            Assistant Treasurer since 2002   Vice President, Neuberger Berman since
                                                                  January 2004; Employee, NB Management since
                                                                  1993; Assistant Treasurer, fourteen
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (seven since 2002, three since
                                                                  2003, and four since 2004).

Barbara Muinos (45)              Treasurer and Principal          Vice President, Neuberger Berman since 1999;
                                 Financial and Accounting         formerly, Assistant Vice President, NB
                                 Officer since 2002               Management from 1993 to 1999; Treasurer and
                                                                  Principal Financial and Accounting Officer,
                                                                  fourteen registered investment companies for
                                                                  which NB Management acts as investment
                                                                  manager and administrator (seven since 2002,
                                                                  three since 2003, and four since 2004);
                                                                  formerly, Assistant Treasurer, three
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator from 1996 until 2002.

Frederic B. Soule (58)           Vice President since 2002        Senior Vice President, Neuberger Berman
                                                                  since 2003; formerly, Vice President,
                                                                  Neuberger Berman from 1999 until 2003;
                                                                  formerly, Vice President, NB Management from
                                                                  1995 until 1999; Vice President, fourteen
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (three since 2000, four since
                                                                  2002, three since 2003, and four since
                                                                  2004).

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Fund's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-977-9700 (toll free).

CHANGES TO THE BY-LAWS

On September 21, 2004, the Board adopted an amendment to the By-Laws of the Fund stating that directors are elected by the vote of a majority of the outstanding shares entitled to vote on the matter.

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[NEUBERGER BERMAN LOGO]
                                          A LEHMAN BROTHERS COMPANY

                                          NEUBERGER BERMAN MANAGEMENT INC.
                                          605 Third Avenue 2nd Floor
                                          New York, NY 10158-0180
                                          INTERNAL SALES & SERVICES
                                          877.461.1899

                                          www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

                                          [GRAPHIC] D0502 12/04

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Income Opportunity Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to the Registrant's Form N-CSR filed on January 9, 2004. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees
    ----------

The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years were $31,250 and $54,000 for 2004 and 2003, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $0 and $0 for 2004 and 2003, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $8,000 for 2004 and 2003, respectively. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for 2004 and 2003, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for 2004 and 2003, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant for each of the last two fiscal years of the Registrant were $8,700 and $8,000 for 2004 and 2003, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $256,050 and $233,037 for 2004 and 2003, respectively.

(h) The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established an Audit Committee to oversee particular aspects of the Registrant's management. The Audit Committee's purposes are (a) to oversee the accounting and financial reporting processes of the Registrant and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Registrant's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Registrant's compliance with legal and regulatory requirements that relate to the Portfolios' accounting and financial reporting, internal controls and independent audits; (d) to approve prior to appointment the engagement of the Registrant's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Registrant's independent auditors; and (e) to act as a liaison between the Registrant's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Cornelius
T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has delegated to Neuberger Berman, LLC ("Neuberger Berman") the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-21334 (filed January 9, 2004).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Opportunity Fund Inc.



By:   /s/ Peter E. Sundman
      --------------------
       Peter E. Sundman
       Chief Executive Officer

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:   /s/ Peter E. Sundman
      --------------------
       Peter E. Sundman
       Chief Executive Officer

Date: January 7, 2005



By:   /s/ Barbara Muinos
      ------------------
       Barbara Muinos
       Treasurer and Principal Financial
       and Accounting Officer


Date: January 7, 2005